SUNAMERICA EQUITY FUNDS

Supplement to the Statement of Additional Information dated
January 29, 1999

On August 24, 1999, the Board of Directors of SunAmerica Equity Funds adopted a resolution to change the name of the SunAmerica Mid-Cap Growth Fund ("Mid-Cap Growth Fund") to the SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), which became effective on September 13, 1999.






September 10, 1999